Exhibit 10.28

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                     NO.: 050302
                                                               SIGNED AT: Tai'an
                                                             DATE: March 2, 2005

This contract is made and entered into by and between Shandong Shengda Chemical Machinery Co., Ltd (hereinafter referred to as the Seller) and Shandong Bangshen Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Melamine Equipment

UNIT: Set

QUANTITY: Forty-six

UNIT PRICE: (referring to the list for detail)

TOTAL AMOUNT: RMB 10,975,600.00 (ten million, nine hundred and seventy-five thousand and six hundred) yuan

DATE OF DELIVERY: Within 70 days after the signing of this Contract

Article 2: QUALITY STANDARD

The Seller will manufacture the object according to the drawing sheet provided by the Buyer.

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: 1 Year of Quality Warranty

Article 4: NUMBER OF NECESSITIES, SPARE PARTS, TOOLS TO BE PACKED WITH THE SAID EQUIPMENT, AND METHOD OF SUPPLY: In accordance with the requirements indicated in the drawing sheet.

Article 5: TITLE TO THE GOODS SHALL BE PASSED UPON DELIVERY; HOWEVER, IF THE BUYER FAILS TO PERFORM THE OBLIGATION OF PAYING THE FULL AMOUNT OF PURCHASE PRICE, TITLE TO THE GOODS SHALL REMAIN WITH THE SELLER.



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Article 6: MEANS AND PLACE OF DELIVERY: The site where the buyer uses the goods.

Article 7: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: By road; the Seller shall pay the cost.

Article 8: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done pursuant to Article 2 at the place of delivery.

Article 9: METHOD, TIME AND PLACE OF PAYMENT: 30% shall be paid after this contract becomes effective; 30% shall be paid after the inspection and acceptance; 30% shall be paid after one month's successful operation; and the remaining 10% (Quality Guarantee Money) shall be pay off within one year.

Article 10: TERMINATION OF THIS CONTRACT: After the remaining amount of money has been paid off.

Article 11: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 12: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 13: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

Article 14: MISCELLANEOUS: This contract is in duplicate, and each party shall hold one copy.

THE SELLER:                                  THE BUYER:
Shandong Shengda Chemical
Machinery Co., Ltd                           Shandong Bangshen Chemical Co., Ltd

 /s/ Gong Xingyu                              /s/ Zhang Rongquan
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AUTHORISED SIGNATURE                         AUTHORISED SIGNATURE